SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, at the Annual Meeting of Stockholders of Walgreens Boots Alliance, Inc. (the “Company”) held on January 17, 2018, stockholders approved the amended and restated Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). Upon a delegation from the Company’s Board of Directors, the Compensation Committee had previously approved the amended and restated Omnibus Incentive Plan on July 11, 2017, subject to stockholder approval. Stockholders of Walgreen Co., the Company’s predecessor, previously approved the initial adoption of the Omnibus Incentive Plan (then called the Walgreen Co. 2013 Omnibus Incentive Plan) on January 9, 2013.

The Omnibus Incentive Plan provides for a variety of equity and other awards as a tool for the Company to, among other things, attract, retain, motivate, and reward executives and other employees, as well as non-employee directors and other persons who provide substantial services to us and our affiliates; to provide for equitable and competitive compensation opportunities, including deferral opportunities; to encourage long-term service; to recognize individual contributions and reward achievement of Company goals; and to promote the creation of long-term stockholder value by closely aligning the interests of participants with those of the Company’s stockholders. The amended and restated Omnibus Incentive Plan added an aggregate limit on the cash and equity compensation awarded to any non-employee director in a single fiscal year, and implemented various administrative amendments.

A more detailed description of the Omnibus Incentive Plan and related matters was set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 29, 2017 under the heading “Proposal 5: Approval of the Amended and Restated Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan” and is incorporated herein by reference. The foregoing summary of the Omnibus Incentive Plan, and the summary of the Omnibus Incentive Plan set forth in the proxy statement, are qualified in their entirety by reference to the full text of the Omnibus Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Stockholders on January 17, 2018.

(b) Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting:

Proposal No. 1: The stockholders voted for election of the following directors to serve on the Board of Directors until the next Annual Meeting of Stockholders or until their successors are elected and qualified (or any such director’s earlier death, resignation or removal):

	Votes For	Votes Against	Abstentions	Broker Non-Votes
José E. Almeida	747,020,747	4,743,890	1,401,319	126,193,346
Janice M. Babiak	744,668,156	7,201,133	1,296,667	126,193,346
David J. Brailer	745,053,980	6,704,337	1,407,639	126,193,346
William C. Foote	729,878,694	21,811,156	1,476,106	126,193,346
Ginger L. Graham	744,153,069	7,689,534	1,323,353	126,193,346

John A. Lederer	743,451,715	8,349,049	1,365,192	126,193,346
Dominic P. Murphy	747,026,446	4,653,025	1,486,485	126,193,346
Stefano Pessina	743,785,970	7,975,281	1,404,705	126,193,346
Leonard D. Schaeffer	747,364,276	4,406,274	1,395,406	126,193,346
Nancy M. Schlichting	738,495,064	11,861,906	2,808,986	126,193,346
James A. Skinner	741,852,890	9,913,445	1,399,621	126,193,346

Proposal No. 2: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was approved. There were 861,978,874 votes for, 15,655,974 votes against, and 1,724,454 abstentions.

Proposal No. 3: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. There were 703,975,571 votes for, 45,586,252 votes against, and 3,604,133 abstentions. There were 126,193,346 broker non-votes on this proposal.

Proposal No. 4: The proposal for stockholders to vote, on an advisory basis, on the frequency of future advisory votes on named executive officer compensation received the following votes: 1 year, 690,163,486; 2 years, 1,521,714; 3 years, 59,363,188; and 2,117,568 abstentions. There were 126,193,346 broker non-votes on this proposal.

Proposal No. 5: The proposal regarding approval of the amended and restated Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan was approved. There were 724,956,816 votes for, 25,659,948 votes against, and 2,549,192 abstentions. There were 126,193,346 broker non-votes on this proposal.

Proposal No. 6: The stockholder proposal regarding the ownership threshold for calling special meetings of stockholders was not approved. There were 276,248,393 votes for, 473,705,118 votes against, and 3,212,445 abstentions. There were 126,193,346 broker non-votes on this proposal.

Proposal No. 7: The stockholder proposal requesting proxy access by-law amendment was not approved. There were 164,999,191 votes for, 556,320,952 votes against, and 31,845,813 abstentions. There were 126,193,346 broker non-votes on this proposal.

(d) Following the stockholder vote on Proposal No. 4 described in Item 5.07(b) above, the Board of Directors determined that stockholder advisory votes regarding the compensation of the Company’s named executive officers (“say-on-pay” votes) will be held each year at the Company’s Annual Meeting of Stockholders until the next advisory vote of stockholders is held regarding the frequency of stockholder say-on-pay votes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan (as amended and restated as of January 17, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: January 19, 2018	By:	/s/ Collin Smyser

	Title:	Vice President, Corporate Secretary